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                                  EXHIBIT 23.1
                                  ------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
Vitesse Semiconductor Corporation

     We consent to the use of our report incorporated herein by reference.


/s/ KMPG LLP
Los Angeles, California
August 27, 1999